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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 28, 2000 included in Weatherford International, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP
Houston, Texas
August 18, 2000